UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 8, 2022

NORTHERN OIL AND GAS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-33999	95-3848122
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4350 Baker Road, Suite 400 Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code   (952) 476-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	NOG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02    Unregistered Sales of Equity Securities.

On November 8, 2022, Northern Oil and Gas, Inc. (the “Company”) exercised in full its mandatory conversion rights (the “Mandatory Conversion Exercise”) on its 6.500% Series A Perpetual Cumulative Convertible Preferred Stock (“Series A Preferred Stock”) to convert such shares of Series A Preferred Stock into shares of the Company’s common stock, par value $0.001 per share (“Common Stock”). The outstanding shares of Series A Preferred Stock will automatically convert to shares of Common Stock on November 15, 2022 (the “Mandatory Conversion Date”). Holders of Series A Preferred Stock will receive 4.4878 shares of Common Stock and a cash payment of $6.3337 for each share of Series A Preferred Stock converted on the Mandatory Conversion Date. On the Mandatory Conversion Date, 1,643,732 outstanding shares of Preferred Stock will convert into an aggregate of approximately 7,376,740 shares of Common Stock. Cash will be paid in lieu of any fractional shares of Common Stock. The shares of Common Stock will be issued in exchange for Series A Preferred Stock in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), under Section 3(a)(9) of the Securities Act. Following this issuance, no shares of Series A Preferred Stock will remain outstanding.

Item 7.01.    Regulation FD Disclosure.

On November 8, 2022, the Company issued a press release announcing the Mandatory Conversion Exercise. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

Neither this Current Report on Form 8-K nor the press release constitutes an offer to sell, or the solicitation of an offer to buy, shares of Common Stock.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of Northern Oil and Gas, Inc., dated November 8, 2022.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2022	NORTHERN OIL AND GAS, INC. By /s/ Erik J. Romslo Erik J. Romslo Chief Legal Officer and Secretary